Exhibit 10.11(e)

FIFTH AMENDMENT TO MASTER REPURCHASE AGREEMENT
GOVERNING PURCHASES AND SALES OF MORTGAGE LOANS

This Fifth Amendment, dated as of May 10, 2006 (this “Amendment”), to the Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans, dated as of January 18, 2005 as amended by the First Amendment dated June 20, 2005, Second Amendment dated October 28, 2005, Third Amendment dated as of January 17, 2006 and the Fourth Amendment dated as of March 3, 2006 (the “Agreement”), is made by and between LEHMAN BROTHERS BANK, FSB (“Buyer”) and AAMES CAPITAL CORPORATION (“ACC”) and AAMES INVESTMENT CORPORATION (“AIC”, collectively with ACC, “Seller” and, together with the Buyer, the “Parties”).  Capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning set forth in the Agreement.

RECITALS

WHEREAS, the Seller and the Buyer are parties to the Agreement, pursuant to which the Buyer has agreed, subject to the terms and conditions set forth in the Agreement, to purchase certain Mortgage Loans owned by the Seller, including, without limitation, all rights of Seller to service and administer such Mortgage Loans.  Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement, as amended hereby.

WHEREAS, the Parties wish to amend the Agreement to modify certain of the terms and conditions governing the purchase and sale of the Mortgage Loans.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

Section 1.              Amendment.

Section 13(a)(xviii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(xviii) for any two consecutive fiscal quarters of AIC, commencing with respect to the two consecutive fiscal quarters ending on September 30, 2006 AIC and its Subsidiaries shall incur a loss on a consolidated basis in accordance with GAAP;”

Section 2.              Conditions Precedent.

This Amendment shall become effective upon satisfaction of the following conditions precedent:

(i)            Buyer shall have received, in form and substance satisfactory to Buyer, this Amendment, executed and delivered by duly authorized officers of the Buyer and Seller;

(ii)           Seller shall have received from all other creditors of Seller a fully executed amendment similar in substance to this Amendment; and

(iii)          Buyer shall have received in form and substance satisfactory to Buyer such other documents as the Buyer may reasonably request.

Section 3.              Covenants, Representations and Warranties of the Parties.

Except as expressly amended by Section 1 hereof, the Agreement remains unaltered and in full force and effect. Each of the Parties hereby reaffirms all terms and covenants made in the Agreement as amended hereby.

Section 4.              Effect upon the Agreement.

Except as specifically set forth herein, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. All references to the “Agreement” in the Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans shall mean and refer to the Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans as modified and amended hereby.

The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party under the Agreement, or any other document, instrument or agreement executed and/or delivered in connection therewith.

Section 5.              Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

Section 6.              Counterparts.

This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the day and year first above written.

SELLER:

AAMES CAPITAL CORPORATION, as Seller

By:
Name:
Title:

AAMES INVESTMENT CORPORATION, as Seller

By:
Name:
Title:

BUYER:

LEHMAN BROTHERS BANK, FSB, as Buyer

By:
Name:
Title: